SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 23, 2003

Date of Earliest Event Reported: April 23, 2003

MILLENNIUM CHEMICALS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12091	22-3436215
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

230 Half Mile Road Red Bank, New Jersey 07701
(Address of principal executive offices)

Registrant's telephone number, including area code: (732) 933-5000

Item 9.	Regulation FD Disclosure.
Exhibit	Description
99.1	Press Release issued April 23, 2003

On April 23, 2003 Millennium Chemicals issued the press release furnished as Exhibit 99.1 hereto. The foregoing press release shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: April 23, 2003

MILLENNIUM CHEMICALS INC.
By: /s/ C. William Carmean
C. William Carmean Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit 99.1	Description Press Release issued April 23, 2003